UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 30, 1999
                Date of Report (Date of earliest event reported)



                     CONSOLIDATED DELIVERY & LOGISTICS, INC.
             (Exact name of Registrant as specified in its charter)


    Delaware                                 0-26954             22-3350958
(State or other jurisdiction of          (Commission File      (IRS Employer
incorporation or organization)               Number)         Identification No.)


380 Allwood Road, Clifton, New Jersey                              07012
(Address of principal executive offices)                         (Zip Code)


(Registrant's telephone number, including area code)        (973) 471-1005

                                 NOT APPLICABLE
         (Former name or former address, if changed since last report.)

ITEM 2.   Acquisition or Disposition of Assets

          On April 30, 1999, Consolidated Delivery & Logistics, Inc. ("CDL") entered into and consummated an asset purchase agreement (the "Purchase Agreement") with its subsidiary, Silver Star Express, Inc. ("Silver Star") and Metro Parcel Service, Inc., Nathan Spaulding and Kelly M. Spaulding, (collectively, "Metro Parcel"), whereby Silver Star purchased certain of the assets and liabilities of Metro Parcel.

          The purchase price was comprised of approximately $710,000 in cash including estimated direct acquisition costs, $202,734 in a 7% subordinated note (the "Note") and 40,000 shares of CDL's common stock. The Note is due April 30, 2001 with interest payable quarterly commencing August 1, 1999. The Note is subordinate to all existing or future senior debt of CDL. CDL financed the acquisition using proceeds from its revolving credit facility with First Union Commercial Corporation.

          The description above of the Purchase Agreement and the Note is a summary and does not purport to be complete. Reference should be made to the copies of such documents filed as exhibits to this report for a complete description of their terms.

ITEM 7.  Financial Statements and Exhibits

a.       Financial Statement of Business Acquired.

         It is impracticable to provide the required financial statements for Metro Parcel Service, Inc. at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

b.       Pro Forma Financial Information

          It is impracticable to provide the required pro forma financial statements for Metro Parcel Service, Inc. at this time. The statements will be filed as an amendment to this report on Form 8-K as soon as they are prepared and not later than 60 days after the deadline for filing this Form 8-K.

c.       Exhibits

         10.1 Purchase Agreement dated April 30, 1999 by and among Consolidated Delivery & Logistics, Inc., Silver Star Express, Inc., Metro Parcel Service, Inc., Nathan Spaulding and Kelly M. Spaulding.

         10.2    7% Subordinated  Note Due April 30, 2001.


         99.1 Press Release issued May 11, 1999 regarding the acquisition.

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  May 13, 1999                    CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                     (Registrant)




                                        By:  /s/ Albert W. Van Ness, Jr.
                                             ___________________________________
                                             Albert W. Van Ness, Jr.
                                             Chairman of the Board, Chief
                                             Executive Officer and Chief
                                             Financial Officer

                                    SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:   May 13, 1999                  CONSOLIDATED DELIVERY & LOGISTICS, INC.
                                                    (Registrant)



                                        By:  /s/ Albert W. Van Ness, Jr.
                                             _________________________________
                                             Albert W. Van Ness, Jr
                                             Chairman of the Board, Chief
                                             Executive Officer and Chief
                                             Financial Officer